UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 15, 2005

                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)

    Massachusetts                    1-7819                     04-2348234
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(State or other juris-             (Commission                (IRS Employer
diction of incorporation           File Number)              Identification No.)


    One Technology Way, Norwood, MA                       02062
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition

         On November 15, 2005, Analog Devices, Inc. announced its financial results for the quarter ended October 29, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits
    The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1     Press release dated November 15, 2005 issued by Analog Devices, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 15, 2005                ANALOG DEVICES, INC.

                                        By:  /s/ Joseph E. McDonough
                                             -----------------------
                                             Joseph E. McDonough
                                             Vice President-Finance and Chief
                                             Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)


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                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------
99.1                            Press release dated November 15, 2005 issued by
                                Analog Devices, Inc.